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                                                                   EXHIBIT 10.14

                       [LETTERHEAD OF EASY MONEY GROUP]




December 31, 2001


All Affiliated Companies

Re: Management Fee Agreement


We elect to have Easy Money of Virginia manage our entity for and in consideration of a fee to be determined on an annual basis. We understand that this management service encompasses but not necessarily includes processing transactions, human resources, accounting, legal and other agreed upon services. It is further agreed that this management fee agreement will automatically renew on an annual basis unless a written termination is received at least 30 days prior to year-end.



Easy Advance of MS, Inc.             by:____________________________________
                                        David Greenberg - President

Easy Money Check Cashing, Inc.       by:____________________________________
                                        David Greenberg - President

Easy Money Holding Corporation       by:____________________________________
                                        David Greenberg - President

Easy Money, Inc.                     by:____________________________________
                                        David Greenberg - President

Easy Money of California, Inc.       by:____________________________________
                                        David Greenberg - President

Easy Money of Colorado, Inc.         by:____________________________________
                                        David Greenberg - President

Easy Money of Indiana, Inc.          by:____________________________________
                                        David Greenberg - President

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Easy Money of Kentucky, Inc.         by:____________________________________
                                       David Greenberg - President

Easy Money of Louisiana, Inc.        by:____________________________________
                                        David Greenberg - President

Easy Money of Maryland, Inc.         by:____________________________________
                                        David Greenberg - President

Easy Money of Nevada, Inc.           by:____________________________________
                                        David Greenberg - President

Easy Money of NM, Inc.               by:____________________________________
                                        David Greenberg - President

Easy Money of Tennessee, Inc.        by:____________________________________
                                        David Greenberg - President

Easy Money of Utah, Inc.             by:____________________________________
                                        David Greenberg - President

EM Consumer Services, Inc.           by:____________________________________
                                        David Greenberg - President

EM Consumer Services of MD, Inc.     by:____________________________________
                                        David Greenberg - President

EM Holdings, Inc.                    by:____________________________________
                                        David Greenberg - President

Fast Cash, Inc.                      by:____________________________________
                                        David Greenberg - President

Gulf Investment Group, Inc.          by:____________________________________
                                        David Greenberg - President

Lone Star Endeavors, Inc.            by:____________________________________
                                        David Greenberg - President

Loan Alternative Corporation, Inc.   by:____________________________________
                                        David Greenberg - President

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Money Express Leasing, Inc.              by:____________________________________
                                            David Greenberg - President

Money Network Financial Services, Inc.   by:____________________________________
                                            David Greenberg - President

Payday Check Cashing, Inc.               by:____________________________________
                                            David Greenberg - President

Sunnybrook, Inc.                         by:____________________________________
                                            David Greenberg - President

Sunnybrook of Arizona, Inc.              by:____________________________________
                                            David Greenberg - President

Sunnybrook of Hawaii, Inc.               by:____________________________________
                                            David Greenberg - President

Sunnybrook of MD, Inc.                   by:____________________________________
                                            David Greenberg - President

Sunnybrook of Mississippi, Inc.          by:____________________________________
                                            David Greenberg - President

Sunnybrook of Missouri, Inc.             by:____________________________________
                                            David Greenberg - President

Sunnybrook of North Florida, Inc.        by:____________________________________
                                            David Greenberg - President

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